Exhibit 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Skyframes, Inc. Annual Report on Form 10-KSB for the year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James W. France, Chief Executive Officer, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      (2) The information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Skyframes, Inc. and will be retained by Skyframes, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                         /s/ James W. France
                                         ---------------------------------------
                                         James W. France
                                         Chief Executive Officer, President and
                                         Chief Financial Officer
                                         (Principal Executive Officer)

November 25, 2003